                                                                   Exhibit 32(a)

                               CERTIFICATE OF THE
                           CHIEF EXECUTIVE OFFICER OF
                         UNIVERSAL FOREST PRODUCTS, INC.

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350):

      I, William G. Currie, Chief Executive Officer of Universal Forest Products, Inc., certify, to the best of my knowledge and belief, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

      (1) The quarterly report on Form 10-Q for the quarterly period ended June 26, 2004, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended June 26, 2004 fairly presents, in all material respects, the financial condition and results of operations of Universal Forest Products, Inc.

                                        UNIVERSAL FOREST PRODUCTS, INC.

Date: July 23, 2004                     By:  /s/ William G. Currie
                                             -----------------------------------
                                             William G. Currie
                                        Its: Chief Executive Officer